UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2009

THE PANTRY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-25813	56-1574463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 Gregson Drive Cary, North Carolina	27511
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 774-6700

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

In connection with the filing of The Pantry, Inc.’s (the “Company’s”) Annual Report on Form 10-K for the year ended September 25, 2008, the Company filed, as Exhibit 10.45, that certain Employment Agreement (the “Original Employment Agreement”) between the Company and Robert B. Williams (the “Employee”).  Due to administrative oversight, the Company inadvertently attached the incorrect employment agreement as Exhibit 10.45.  This error was discovered in connection with the preparation of the Company’s proxy statement for its Annual Meeting of Stockholders to be held on March 16, 2010, within which the Employee will be a “named executive officer” (as such term is defined in Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended).  The Company hereby corrects this inadvertent error by filing the attached Amended and Restated Employment Agreement between the Company and the Employee dated as of December 17, 2007 (the “Amended and Restated Employment Agreement”).

The Amended and Restated Employment Agreement amended the Original Employment Agreement to include (i) technical changes to the definition of “Good Reason” and changes to the manner and timing of the severance arrangements with the Employee, in order to ensure that the payments under the Amended and Restated Employment Agreement are either exempt from, or constitute permissible payments under, newly enacted regulations under Section 409A of the Internal Revenue Code of 1986, as amended; (ii) changes to the stated annual salary of the Employee to reflect his current salary; (iii) a requirement that we provide continuing health coverage for 12 months to the Employee if he is terminated by notice of non-renewal of the Amended and Restated Employment Agreement or without Cause prior to a Change in Control (both as defined in the Amended and Restated Employment Agreement); (iv) a revision to the definition of “Change in Control;” and (v) a requirement that we pay the Employee a severance payment equal to his then current monthly salary for 18 months, provide continuing health coverage for 18 months and pay his target annual bonus for the year in which termination occurs if he is terminated in certain circumstances following a Change in Control.  Pursuant to that certain First Amendment to Amended and Restated Employment Agreement dated January 30, 2009 by and between the Company and the Employee (the “First Amendment”), the periods contained in subclause (v) above were changed from 18 months to 24 months.

The foregoing descriptions of each of the Amended and Restated Employment Agreement and the First Amendment do not purport to be complete and are qualified in their entirety by reference to Exhibits 10.1 and 10.2 hereto, each of which is incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description of Exhibit
10.1	Amended and Restated Employment Agreement dated December 17, 2007 by and between Robert B. Williams and The Pantry
10.2
First Amendment to Amended and Restated Employment Agreement dated January 30, 2009 by and between Robert B. Williams and The Pantry (incorporated by reference to Exhibit 10.6 to The Pantry’s Quarterly Report on Form 10-Q for the quarterly period ended December 25, 2008)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PANTRY, INC.

	By:	/s/ Frank G. Paci
Frank G. Paci Executive Vice President, Chief Financial Officer and Secretary

Date: December 23, 2009

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Amended and Restated Employment Agreement dated December 17, 2007 by and between Robert B. Williams and The Pantry
10.2
First Amendment to Amended and Restated Employment Agreement dated January 30, 2009 by and between Robert B. Williams and The Pantry (incorporated by reference to Exhibit 10.6 to The Pantry’s Quarterly Report on Form 10-Q for the quarterly period ended December 25, 2008)